Earnings Summary April 26, 2022 First Quarter 2022 Exhibit 99.2

This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future net revenue, operating expenses, net income, diluted earnings per common share, non-GAAP operating expenses, non-GAAP net income, diluted non-GAAP earnings per common share, and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to our pending acquisition of CMC Materials, Inc.; the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the ongoing conflict between Russia and Ukraine and the global response to it; raw material shortages, supply constraints and price increases; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on February 4, 2022, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward- looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share” and "Free Cash Flow" that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2 Safe Harbor

+27%1$650M REVENUE +43%$163M OPERATING INCOME +48% $1.06 DILUTED NON-GAAP EPS 2 +290 bps25.1%3 OPERATING MARGIN 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to non-GAAP reconciliations. 3. As a % of net sales. 3 $0.92 DILUTED GAAP EPS +51% First Quarter 2022 Financial Summary $182M ADJUSTED OPERATING INCOME 2 +42% 28.1%3 ADJUSTED OPERATING MARGIN 2 +310 bps

4 $ in millions, except per share data 1Q22 1Q22 Guidance 4Q21 1Q21 1Q22 over 1Q21 1Q22 over 4Q21 Net Revenue $649.6 $630 - $650 $635.2 $512.8 26.7% 2.3% Gross Margin 47.7% 46.5% 45.8% Operating Expenses $146.5 $150 - $152 $135.5 $121.0 21.0% 8.1% Operating Income $163.3 $159.5 $114.0 43.3% 2.4% Operating Margin 25.1% 25.1% 22.2% Tax Rate 13.7% 20.2% 13.7% Net Income $125.7 $111 - $118 $118.2 $84.7 48.5% 6.3% Diluted Earnings Per Common Share $0.92 $0.81 - $0.86 $0.87 $0.62 48.4% 5.7% Summary – Consolidated Statement of Operations (GAAP)

5 $ in millions, except per share data 1Q22 1Q22 Guidance 4Q21 1Q21 1Q22 over 1Q21 1Q22 over 4Q21 Net Revenue $649.6 $630 - $650 $635.2 $512.8 26.7% 2.3% Adjusted Gross Margin – as a % of Net Sales2 47.7% 46.5% 45.8% Non-GAAP Operating Expenses3 $127.6 $126 - $128 $118.7 $107.0 19.3% 7.4% Adjusted Operating Income $182.3 $176.8 $128.0 42.3% 3.1% Adjusted Operating Margin 28.1% 27.8% 25.0% Non-GAAP Tax Rate4 14.2% 20.3% 14.8% Non-GAAP Net Income5 $145.1 $131 - $138 $131.8 $95.5 52.0% 10.1% Diluted Non-GAAP Earnings Per Common Share $1.06 $0.96 - $1.01 $0.96 $0.70 51.4% 10.4% Summary – Consolidated Statement of Operations (Non-GAAP)1 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes charges for fair value write-up of acquired inventory sold. 3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs. 4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Excludes the items noted in footnotes 2, 3, the term loan ticking fee and the tax effect of non-GAAP adjustments.

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Sales growth (YOY) was primarily driven by advanced deposition materials, surface preparation solutions and specialty gases. –––––– Segment profit margin (adjusted) YOY increase was primarily driven by volume improvement. $ in millions 1Q22 4Q21 1Q21 1Q22 over 1Q21 1Q22 over 4Q21 Net Revenue $196.4 $188.0 $166.5 17.9% 4.5% Segment Profit $48.9 $47.2 $34.6 41.4% 3.5% Segment Profit Margin 24.9% 25.1% 20.7% Adj. Segment Profit1 $48.9 $47.6 $34.6 41.2% 2.5% Adj. Segment Profit Margin1 24.9% 25.3% 20.8% Specialty Chemicals and Engineered Materials (SCEM) 1Q22 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) $ in millions 1Q22 4Q21 1Q21 1Q22 over 1Q21 1Q22 over 4Q21 Net Revenue $266.6 $258.9 $207.1 28.7% 3.0% Segment Profit $98.6 $94.2 $70.6 39.8% 4.7% Segment Profit Margin 37.0% 36.4% 34.1% Adj. Segment Profit1 $98.6 $94.2 $70.6 39.7% 4.7% Adj. Segment Profit Margin1 37.0% 36.4% 34.1% Sales growth (YOY) was strong across all major product lines, including gas filtration, gas purification and liquid filtration. –––––– Segment profit margin (adjusted) increase was driven primarily by strong execution and higher volumes. 1Q22 Highlights

8 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) $ in millions 1Q22 4Q21 1Q21 1Q22 over 1Q21 1Q22 over 4Q21 Net Revenue $198.1 $197.7 $148.5 33.4% 0.2% Segment Profit $46.7 $45.3 $32.1 45.5% 3.1% Segment Profit Margin 23.6% 22.9% 21.6% Adj. Segment Profit1 $46.7 $45.3 $32.1 45.3% 3.1% Adj. Segment Profit Margin1 23.6% 22.9% 21.6% Sales growth (YOY) was strongest in products that benefited from the high level of fab investments, including wafer handling and fluid handling & measurement solutions. –––––– Segment profit margin (adjusted) increase was primarily driven by higher volumes. 1Q22 Highlights

9 $ in millions 1Q22 4Q21 1Q21 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $352.7 10.7% $402.6 12.6% $548.5 18.7% Accounts Receivable, net $372.8 11.4% $347.4 10.9% $282.6 9.6% Inventories $545.6 16.6% $475.2 14.9% $358.8 12.2% Net PP&E $698.6 21.3% $654.1 20.5% $542.6 18.5% Total Assets $3,283.4 $3,191.9 $2,933.5 Current Liabilities $371.7 11.3% $379.0 11.9% $266.3 9.1% Long-term Debt, Excluding Current Maturities $937.3 28.5% $937.0 29.4% $1,086.2 37.0% Total Liabilities $1,463.1 44.6% $1,478.1 46.3% $1,505.2 51.3% Total Shareholders’ Equity $1,820.3 55.4% $1,713.8 53.7% $1,428.3 48.7% AR – DSOs 52.4 49.9 50.3 Inventory Turns 2.7 3.0 3.3 Summary – Balance Sheet Items

10 $ in millions 1Q22 4Q21 1Q21 Beginning Cash Balance $402.6 $475.8 $580.9 Cash provided by operating activities 63.8 116.0 53.1 Capital expenditures (84.4) (76.6) (43.3) Proceeds from revolving credit facilities and long-term debt 79.0 50.0 — Payments on revolving credit facilities and long-term debt (79.0) (50.0) — Acquisition of business, net of cash — (89.7) — Repurchase and retirement of common stock — (17.1) (15.0) Payments for dividends (13.9) (10.9) (10.9) Other investing activities 1.1 — 0.1 Other financing activities (13.7) 6.0 (13.5) Effect of exchange rates (2.7) (0.9) (2.9) Ending Cash Balance $352.7 $402.6 $548.5 Free Cash Flow1 ($20.6) $39.3 $9.8 Adjusted EBITDA2 $206.2 $199.6 $150.1 Adjusted EBITDA – as a % of net sales2 31.7% 31.4% 29.3% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 GAAP $ in millions, except per share data 2Q22 Guidance 1Q22 Actual 4Q21 Actual Net Revenue $660 - $680 $649.6 $635.2 Operating Expenses $163 - $165 $146.5 $135.5 Net Income $92 - $99 $125.7 $118.2 Diluted Earnings per Common Share $0.67 - $0.72 $0.92 $0.87 Non-GAAP $ in millions, except per share data 2Q22 Guidance 1Q22 Actual 4Q21 Actual Net Revenue $660 - $680 $649.6 $635.2 Non-GAAP Operating Expenses1 $134 - $136 $127.6 $118.7 Non-GAAP Net Income1 $140 - $147 $145.1 $131.8 Diluted non-GAAP Earnings per Common Share1 $1.02 - $1.07 $1.06 $0.96 Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended $ in thousands April 2, 2022 April 3, 2021 December 31, 2021 Net sales $649,646 $512,844 $635,204 Gross profit-GAAP $309,820 $234,986 $295,090 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold — — 428 Adjusted gross profit $309,820 $234,986 $295,518 Gross margin – as a % of net sales 47.7% 45.8% 46.5% Adjusted gross margin – as a % of net sales 47.7% 45.8% 46.5%

15 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions April 2, 2022 April 3, 2021 December 31, 2021 GAAP operating expenses $146.5 $121.0 $135.5 Adjustments to operating expenses: Deal and transaction costs 5.0 — 4.7 Integration costs 1.2 2.0 (0.1) Severance and restructuring costs — 0.1 — Amortization of intangible assets 12.7 11.9 12.2 Non-GAAP operating expenses $127.6 $107.0 $118.7 GAAP tax rate 13.7% 13.7% 20.2% Other 0.5% 1.1% 0.1% Non-GAAP tax rate 14.2% 14.8% 20.3%

Reconciliation of GAAP Segment Profit to Adjusted Operating Income and Adjusted Segment Profit

$ in thousands	Three Months Ended		
Segment profit-GAAP	April 2, 2022	April 3, 2021	December 31, 2021
Specialty Chemicals and Engineered Materials (SCEM)	$48,851	$34,556	$47,215
Microcontamination Control (MC)	98,618	70,566	94,203
Advanced Materials Handling (AMH)	46,690	32,095	45,304
Total segment profit	194,159	137,217	186,722
Amortization of intangible assets	12,651	11,871	12,240
Unallocated expenses	18,162	11,368	14,938
Total operating income	$163,346	$113,978	$159,544

$ in thousands	Three months ended		
Adjusted segment profit	April 2, 2022	April 3, 2021	December 31, 2021
SCEM segment profit	$48,851	$34,556	$47,215
Severance and restructuring costs	—	47	—
Charge for fair value write-up of acquired inventory sold	—	—	428
SCEM adjusted segment profit	$48,851	$34,603	$47,643
MC segment profit	$98,618	$70,566	$94,203
Severance and restructuring costs	—	51	—
MC adjusted segment profit	$98,618	$70,617	$94,203
AMH segment profit	$46,690	$32,095	$45,304
Severance and restructuring costs	—	37	—
AMH adjusted segment profit	$46,690	$32,132	$45,304
Unallocated general and administrative expenses	$18,162	$11,368	$14,938
Unallocated deal and integration costs	(6,254)	(2,044)	(4,558)
Unallocated severance and restructuring costs	—	(8)	—
Adjusted unallocated general and administrative expenses	$11,908	$9,316	$10,380
Total adjusted segment profit	$194,159	$137,352	$187,150
Adjusted amortization of intangible assets	—	—	—
Adjusted unallocated general and administrative expenses	11,908	9,316	10,380
Total adjusted operating income	$182,251	$128,036	$176,770

16

Entegris

17 $ in thousands Three Months Ended April 2, 2022 April 3, 2021 December 31, 2021 Net sales $649,646 $512,844 $635,204 Net income $125,705 $84,676 $118,219 Net income – as a % of net sales 19.3% 16.5% 18.6% Adjustments to net income: Income tax expense 19,875 13,391 30,003 Interest expense, net 12,864 11,581 9,434 Other expense (income), net 4,902 4,330 1,888 GAAP - Operating income 163,346 113,978 159,544 Operating margin - as a % of net sales 25.1% 22.2% 25.1% Charge for fair value write-up of acquired inventory sold — — 428 Deal and transaction costs 5,008 — 4,744 Integration costs 1,246 2,044 (186) Severance and restructuring costs — 143 — Amortization of intangible assets 12,651 11,871 12,240 Adjusted operating income 182,251 128,036 176,770 Adjusted operating margin - as a % of net sales 28.1% 25.0% 27.8% Depreciation 23,905 22,095 22,801 Adjusted EBITDA $206,156 $150,131 $199,571 Adjusted EBITDA – as a % of net sales 31.7% 29.3% 31.4% Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

18 $ in thousands, except per share data Three months ended April 2, 2022 April 3, 2021 December 31, 2021 GAAP net income $125,705 $84,676 $118,219 Adjustments to net income: Charge for fair value write-up of inventory acquired — — 428 Deal and transaction costs 5,008 — 4,744 Integration costs 1,246 2,044 (186) Severance and restructuring costs — 143 — Term loan ticking fee 4,683 — — Amortization of intangible assets 12,651 11,871 12,240 Tax effect of adjustments to net income and discrete items1 (4,160) (3,221) (3,662) Non-GAAP net income $145,133 $95,513 $131,783 Diluted earnings per common share $0.92 $0.62 $0.87 Effect of adjustments to net income $0.14 $0.08 $0.10 Diluted non-GAAP earnings per common share $1.06 $0.70 $0.96 Weighted average diluted shares outstanding 136,552 136,502 136,629 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

19 $ in millions Second-Quarter 2022 Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $92 - $99 Adjustments to net income: Deal, transaction and integration costs 17 Amortization of intangible assets 12 Interest costs relating to financing of CMC transaction 31 Income tax effect (12) Non-GAAP net income $140 - $147 Second-Quarter 2022 Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.67 - $0.72 Adjustments to diluted earnings per common share: Deal, transaction and integration costs 0.12 Amortization of intangible assets 0.09 Interest costs relating to financing of CMC transaction 0.23 Income tax effect (0.09) Diluted non-GAAP earnings per common share $1.02 - $1.07 $ in millions Second-Quarter 2022 Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $163 - $165 Adjustments to net income: Deal, transaction and integration costs 17 Amortization of intangible assets 12 Non-GAAP operating expenses $134 - $136 Reconciliation of GAAP Outlook to Non-GAAP Outlook

20 $ in thousands Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Sales SCEM $144,214 $146,213 $150,480 $168,625 $166,541 $180,366 $176,380 $188,004 $196,421 MC 159,261 183,758 193,541 205,626 207,099 227,521 225,877 258,866 266,637 AMH 116,137 126,434 144,370 151,741 148,541 172,502 186,200 197,703 198,113 Inter-segment elimination (7,285) (8,000) (7,404) (8,398) (9,337) (9,037) (8,964) (9,369) (11,525) Total Sales $412,327 $448,405 $480,987 $517,594 $512,844 $571,352 $579,493 $635,204 $649,646 Segment Profit SCEM $32,670 $32,938 $32,600 $29,761 $34,556 $44,945 $41,091 $47,215 $48,851 MC 50,167 62,137 64,915 71,691 70,566 78,132 78,399 94,203 98,618 AMH 20,632 22,809 33,266 34,321 32,095 42,093 40,503 45,304 46,690 Total Segment Profit $103,469 $117,884 $130,781 $135,773 $137,217 $165,170 $159,993 $186,722 $194,159 Segment Profit Margin SCEM 22.7% 22.5% 21.7% 17.6% 20.7% 24.9% 23.3% 25.1% 24.9% MC 31.5% 33.8% 33.5% 34.9% 34.1% 34.3% 34.7% 36.4% 37.0% AMH 17.8% 18.0% 23.0% 22.6% 21.6% 24.4% 21.8% 22.9% 23.6% GAAP Segment Trend Data

Non-GAAP Segment Trend Data

$ in thousands	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122
Sales									
SCEM	$144,214	$146,213	$150,480	$168,625	$166,541	$180,366	$176,380	$188,004	$196,421
MC	159,261	183,758	193,451	205,626	207,099	227,521	225,877	258,866	266,637
AMH	116,137	126,434	144,370	151,741	148,541	172,502	186,200	197,703	198,113
Inter-segment elimination	(7,285)	(8,000)	(7,404)	(8,398)	(9,337)	(9,037)	(8,964)	(9,369)	(11,525)
Total Sales	$412,327	$448,405	$480,897	$517,594	$512,844	$571,352	$579,493	$635,204	$649,646
Adjusted Segment Profit									
SCEM segment profit	$32,670	$32,938	$32,600	$29,761	$34,556	$44,945	$41,091	$47,215	$48,851
Integration costs	—	(1,557)	—	—	—	—	—	—	—
Severance and restructuring costs	174	455	277	155	47	51	69	—	—
Charge for fair value write-up of acquired inventory sold	235	—	—	—	—	—	—	428	—
SCEM adjusted segment profit	$33,079	$31,836	$32,877	$29,916	$34,603	$44,996	$41,160	$47,643	$48,851
MC segment profit	$50,167	$62,137	$64,915	$71,691	$70,566	$78,132	$78,399	$94,203	$98,618
Severance and restructuring costs	190	494	301	167	51	55	75	—	—
Charge for fair value write-up of acquired inventory sold	126	—	—	—	—	—	—	—	—
MC adjusted segment profit	$50,483	$62,631	$65,216	$71,858	$70,617	$78,187	$78,474	$94,203	$98,618
AMH segment profit	$20,632	$22,809	$33,266	$34,321	$32,095	$42,093	$40,503	$45,304	$46,690
Severance and restructuring costs	135	814	213	121	37	38	52	—	—
Charge for fair value write-up of acquired inventory sold	—	—	229	—	—	—	—	—	—
AMH adjusted segment profit	$20,767	$23,623	$33,708	$34,442	$32,132	$42,131	$40,555	$45,304	$46,690
Adjusted Segment Profit Margin									
SCEM	22.9%	21.8%	21.8%	17.7%	20.8%	24.9%	23.3%	25.3%	24.9%
MC	31.7%	34.1%	33.7%	34.9%	34.1%	34.4%	34.7%	36.4%	37.0%
AMH	17.9%	18.7%	23.3%	22.7%	21.6%	24.4%	21.8%	22.9%	23.6%

Entegris

21